UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number  811-08683

TANAKA Funds, Inc.

 (Exact name of registrant as specified in charter)

369 Lexington Avenue, 20th Floor, New York, NY 10017

 (Address of principal executive offices)             (Zip code)

Greg Getts

Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights Ohio 44147

(Name and address of agent for service)

Registrant's telephone number, including area code:  877-482-6252

Date of fiscal year end:   November 30

Date of reporting period:  November 30, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the  transmission to stockholders of any report that is required to be transmitted to  stockholders  under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant  is required to disclose the  information  specified by Form N-CSR, and the  Commission  will make this  information  public.  A  registrant  is not required to respond to the  collection  of  information  contained in Form N-CSR unless the Form  displays a  currently  valid  Office of  Management  and Budget ("OMB")  control number.  Please direct comments  concerning the accuracy of the information  collection  burden  estimate and any  suggestions  for reducing the burden to Secretary,  Securities and Exchange Commission,  450 Fifth Street, NW, Washington,  DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. S 3507.

Item 1.  Reports to Stockholders.

TANAKA GROWTH FUND

ANNUAL REPORT

November 30, 2010

Fund Advisor:

Tanaka Capital Management, Inc.

369 Lexington Avenue

New York, NY 10017

Toll Free (877) 4TANAKA

The TANAKA Growth Fund

Annual Shareholder Letter

January 2011

Dear TANAKA Growth Fund Shareholder,

Review of the 11/30/10 Fiscal Year

For the Fiscal Year ending 11/30/10, the Fund was up 5.6%, versus total returns during the same period of 9.9%, 15.2% and 16.5% on the S&P 500, Russell 3000 Growth Index and the NASDAQ, respectively.  During the last year, many of our stocks that outperformed the market so well in the prior year ending 11/30/09 suffered some profit taking in 2010 as investors rotated out of technology, telecom and financials and into energy, commodities, retail and other pro-cyclical sectors.

The year ending 11/30/10 was a bit of a roller coaster ride as strong performance by the Fund in the first few months was followed by declines in the stock market and our Fund due to rising credit concerns over Greece and other European countries in the spring and summer.  This was followed by a slowing in the domestic economic recovery during the summer and a surprisingly public disagreement among several members of the Federal Reserve over the direction of monetary policy during the summer and fall.

In November, Chairman Ben Bernanke clarified the Fed’s stance by announcing its “Quantitative Easing 2” program to boost the economy onto a higher growth trajectory. The Fed knows it needs real GDP to grow over 3% to create jobs, so the Fed’s warning that unemployment would remain elevated at least into 2012 was a tacit admission that it had failed in the first of its two mandates to promote “maximum employment and stable prices.”  The QE2 program helped launch the stock market and the Fund on strong single digit gains over the last 3 months.

Low Volatility Program

After considerable analysis and intense focus on identifying new investment opportunities, in late November we instituted an important program to reduce month-to-month portfolio volatility.  We trimmed some over-weighted positions and made investments in 11 new names including stable above average growers Pepsi, Walgreen’s and Medco Health Solutions as well as some lesser known small and midcap stocks.  So far the results are favorable, with less daily volatility and the Fund delivering better returns, up 7.5% from 11/02/10 to 1/20/11, versus gains of 7.1%, 5.9% and 6.3% on the S&P 500, R3000 Growth and NASDAQ.  We caution that it is still early, but we are encouraged by the results so far.

Outlook and Strategies for the 11/30/11 Fiscal Year

In 2011 we believe that common stocks have the potential to deliver superior returns due to: (1) Relatively attractive valuations versus bonds and money market funds; (2) the need for continued vigorous monetary stimulus by the Fed to reduce unemployment; (3) the historic tendency for the 3rd year of a 4-year Presidential cycle to generate double digit stock returns especially in a President’s 1st term; and (4) company managements that are unusually focused on delivering shareholder value.

(1)

Over the last 3 months, Treasury bond prices have declined precipitously and we believe long term bonds are vulnerable to further price deterioration as the economy recovers over the next 2 years.  Money market funds continue to pay inadequately low rates of interest and we believe this is likely to persist through the end of 2011 as the Federal Reserve adheres to its low interest rate program.  At 14 times 2011 estimated earnings and with a 1.9% dividend yield on the S&P 500, we believe that stock valuations are reasonable and can move higher as earnings and dividends recover further along with the economy in the next 2 years.

(2)

We believe the Federal Reserve will do whatever it has to do to reduce the unemployment rate to below 7.0%, suggesting more stimulus and low interest rates for longer than people generally believe, a favorable scenario for stocks.

(3)

Historically, the 3rd year of a 4-year Presidential cycle has been very favorable for stocks with returns averaging 21.9% and positive returns in all 15 occasions since 1950.  Furthermore, in the 10 instances where the 3rd year was in the President’s first term and he was a candidate for re-election, stocks historically delivered returns averaging 26.7% with the lowest return being 14.3%.  In 2011 we believe that President Obama will have to become less anti-business and move to a more moderate President Clinton-like model, a positive for stocks over the next 18 months.

(4)

Corporate managements will continue to manage with fierce discipline born out of the worst recession they have ever experienced, suggesting further growth in earnings, cash flow, dividends and stock buybacks.

Our biggest concern is over federal, state and local budget deficits.  While much of the problem is due to low tax revenues from the severe recession, we believe that Congress as well as state and local governments will have to make painful cuts in spending in 2011-2012 much like the private sector already went through in 2008-2010.  Resolution of these spending issues will determine how fast and for how long the current stock market recovery can continue beyond 2011-2012.

We believe that there is currently an anomaly within the stock markets as high quality, above average growth Blue Chip stocks can be found with yields averaging 2.8%.  This comes at a time when we are also implementing our Low Volatility Program, so we can utilize the lower volatility Blue Chips to offset added volatility of new fast growth small and midcap Growth stocks which we are also finding.  We are looking forward to 2011 as we continue to implement risk reduction while infusing the Fund with fresh new small and midcap Growth names.

Please note for 2010 we again paid the transfer agent’s $8 annual fee for IRA plans.  Please don’t hesitate to call or email us if you have any questions.  Thank you for your ongoing support of the TANAKA Growth Fund.

Sincerely,

Graham Y. Tanaka, CFA

369 Lexington Ave.,  20th Floor,  New York,  N.Y.  10017  (Fax) 687-2853  (212) 490-3380  E-mail tanaka@tanaka.com

TANAKA Growth Fund (TGFRX)

Through November 2010

Comparison of the Growth of a $10,000 Investment in the TANAKA Growth Fund, Class R, the S&P 500 Index, the Russell 3000 Growth Index and the NASDAQ Composite Index

TANAKA Growth Fund, Class R
S&P 500 Index
NASDAQ Composite Index
Russell 3000 Growth Index
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
Value
Inception Date
Dec-98
May-99
Nov-99
May-00
Nov-00
May-01
Nov-01
May-02
Nov-02
May-03
Nov-03
May-04
Nov-04
May-05
Nov-05
May-06
Nov-06
May-07
Nov-07
May-08
Nov-08
May-09
Nov-09
May-10
Nov-10
Date

R-SHARE PERFORMANCE*

	Fiscal Q4 Return	One Year Total Return	Three Year Average Annual Return	Five Year Average Annual Return	Total Average Annual Return Since Inception
	8-31-10 to 11-30-10	11-30-09 to 11-30-10	11-30-07 to 11-30-10	11-30-05 to 11-30-10	12-29-98 to 11-30-10
R-Share	9.95%	5.63%	-10.08%	-1.36%	1.41%
Russell 3000 Growth	17.82%	15.19%	-2.17%	2.68%	0.10%
NASDAQ Composite	18.17%	16.49%	-2.08%	2.27%	1.14%
S&P 500	13.08%	9.94%	-5.14%	0.98%	1.36%

The chart above assumes an initial investment of $10,000 made on December 30, 1998 (commencement of Fund operations) and held through November 30, 2010.  THE FUND'S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month may be obtained by calling 1-877-4TANAKA.

The Fund is a non-diversified fund.  The Fund may be subject to additional risk since it can invest in smaller capitalization companies including technology stocks, and it may invest up to 45% of its net assets in foreign securities, including multinational and emerging market securities.  You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing.  Please read the prospectus carefully before investing as it contains this and other infromation about the Fund.  You may obtain a current copy of the Fund's Prospectus and information on how to buy shares by calling 1-877-4TANAKA.  Investment return and principal value fluctuate in response to the activities of individual companies and general market and economic conditions.

TANAKA GROWTH FUND
November 30, 2010 (Unaudited)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

TANAKA Growth Fund
Schedule of Investments
November 30, 2010

Shares		Value

COMMON STOCKS - 96.45%

Accident & Health Insurance - 4.87%
2,850	Aflac, Inc.	$ 146,775

Beverages - 2.03%
945	Pepsico Inc.	61,075

Biological Products - 2.45%
830	Genzyme Corp. *	59,113
112,817	Mymetics Corp. (Switzerland) *	14,666
		73,779
Cigarettes - 3.89%
2,460	Altria Group, Inc.	59,040
1,025	Philip Morris International, Inc.	58,312
		117,352
Computer & Office Equipment - 2.96%
630	International Business Machines Corp.	89,120

Computer Storage Devices - 3.98%
7,060	STEC, Inc. *	120,091

Crude Petroleum & Natural Gas - 4.07%
1,915	Anadarko Petroleum Corp.	122,866

Electrical Industrial Apparatus - 2.20%
7,300	Zoltek Companies, Inc. *	66,357

Electronic & Other Electrical Equipment (No Computer Equip) - 3.02%
5,745	General Electric Co.	90,943

Electronic Computers - 5.06%
490	Apple Inc. *	152,464

Fire, Marine & Casualty Insurance - 1.99%
1,700	Axis Capital Holdings Ltd.	60,078

Industrial Instruments for Measurement, Display, and Control - 1.99%
8,055	Rudolph Technologies Inc. *	60,090

Pharmaceutical Preparations - 3.14%
34,000	Catalyst Pharmaceuticals *	36,040
2,265	Valeant Pharmaceuticals, Inc.	58,596
		94,636
Plastics Foam Products - 2.89%
15,965	China XD Plastics Co., Ltd. *	87,009

Primary Smelting & Refining of Nonferrous Metals - 0.60%
27,365	Blue Earth Refineries, Inc. (China)	18,061

Radio & TV Broadcasting & Communications Equipment - 2.99%
1,924	Qualcomm, Inc.	90,082

Radiotelephone Communications - 3.95%
3,075	NII Holdings, Inc. Class B *	119,187

Refrigeration & Service Industry Machinery - 2.00%
1,770	Tennant Co.	60,428

Retail-Drug Stores and Proprietary Stores - 5.09%
1,495	Medco Health Solutions, Inc. *	91,673
1,775	Walgreen Co.	61,859
		153,532
Security Brokers, Dealers & Flotation Companies - 1.99%
1,155	Stifel Financial Corp. *	59,863

Semiconductors & Related Devices - 8.08%
4,290	Intel Corp.	90,766
14,790	O2Micro International Ltd. ADR (Cayman Islands) *	91,698
5,115	Sigma Designs, Inc. *	61,380
		243,844
Services-Computer Integrated Systems Design - 1.17%
4,375	Scientific Games Corp. *	35,219

Services-Computer Programming - 1.87%
2,173	Amdocs Ltd. *	56,498

Services-Medical Laboratories - 3.99%
5,744	Bio-Reference Laboratories, Inc. *	120,451

Special Industry Machinery - 5.93%
2,670	ASML Holdings NV	87,122
33,150	Mattson Technology, Inc. *	91,825
		178,947
Surgical & Medical Instruments & Apparatus - 3.98%
800	C R Bard, Inc.	67,880
4,560	China Medical Technologies, Inc. ADR (China) *	52,121
		120,001
Telephone & Telegraph Apparatus - 0.00%
127	Nortel Networks Corp. *	2

Wholesale-Industrial Machinery & Equipment - 10.27%
37,713	Terra Nova Royalty Corp.	309,624

Wholesale-Petroleum & Petroleum Products - 0.00%
245,630	Fuelnation, Inc. *	-

TOTAL FOR COMMON STOCKS (Cost $2,314,691) - 96.45%		2,908,374

SHORT TERM INVESTMENTS - 3.44%
103,697	Huntington Conservative Deposit Account 0.34% ** (Cost $103,697)	103,697

TOTAL INVESTMENTS (Cost $2,418,388) - 99.89%		3,012,071

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.11%		3,325

NET ASSETS - 100.00%		$ 3,015,396

* Non-income producing securities during the period.
ADR - American Depository Receipt
** Variable rate security; the coupon rate shown represents the yield at November 30, 2010.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

          Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.

          These inputs may include quoted prices for the identical instrument on an active market, price for similar instruments, interest rates, prepayment speeds, yield curves, default rates and similar data.

          Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available,representing the Fund's own

          assumptions about the assumptions a market participant would use in valuing the   asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of inputs used as of November 30, 2010, in valuing the Fund’s investments carried at value:

	Investments in Securities	Level 1	Level 2	Level 3	Total

	Common Stocks	$ 2,908,374	-	-	$ 2,908,374
	Short-Term Investments:
	Conservative Deposit Account	103,697	-	-	103,697

		$ 3,012,071	-	-	$ 3,012,071

The accompanying notes are an integral part of these financial statements.

TANAKA Growth Fund
Statement of Assets and Liabilities
November 30, 2010

Assets:
Investments, at Value (Cost $2,418,388)	$ 3,012,071
Cash	268
Receivables:
Dividends and Interest	5,396
Due from Advisor	9,661
Prepaid Expenses	5,026
Total Assets	3,032,422
Liabilities:
Distribution Fees Payable	1,021
Due to Advisor - Distribution Fees	1,525
Other Accrued Expenses	14,480
Total Liabilities	17,026
Net Assets	$ 3,015,396

Net Assets Consist of:
Capital Stock	$ 2,550
Paid In Capital	3,034,352
Accumulated Realized Loss on Investments	(615,189)
Unrealized Appreciation in Value of Investments	593,683
Net Assets, for 255,006 Shares Outstanding	$ 3,015,396

Net Asset Value and Offering Price Per Share	$ 11.82

Minimum Redemption Price Per Share ($11.82*0.98) (Note 5)	$ 11.58

The accompanying notes are an integral part of these financial statements.

TANAKA Growth Fund
Statement of Operations
For the year ended November 30, 2010

Investment Income:
Dividends (net of foreign withholding taxes of $319)	$ 22,021
Money Fund Dividends	627
Total Investment Income	22,648

Expenses:
Advisory Fees (Note 3)	34,200
Legal Fees	17,924
Transfer Agent Fees	15,611
Distribution Fees (Note 3)	8,621
Audit Fees	12,670
Administrative Fees (Note 3)	3,449
Custody Fees	3,899
Insurance Fees	3,158
Taxes	300
Miscellaneous Fees	4,050
Blue Sky Fees	5,009
Printing and Mailing Fees	1,517
Total Expenses	110,408
Fees Waived and Reimbursed by the Advisor (Note 3)	(25,924)
Net Expenses	84,484

Net Investment Loss	(61,836)

Realized and Unrealized Gain on Investments:
Realized Gain on Investments	23,832
Net Change in Unrealized Appreciation on Investments	238,943
Realized and Unrealized Gain on Investments	262,775

Net Increase in Net Assets Resulting from Operations	$ 200,939

The accompanying notes are an integral part of these financial statements.

TANAKA Growth Fund
Statements of Changes in Net Assets

	For the Years Ended
	11/30/2010	11/30/2009
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (61,836)	$ (41,877)
Net Realized Gain on Investments	23,832	126,173
Unrealized Appreciation on Investments	238,943	931,551
Net Increase in Net Assets Resulting from Operations	200,939	1,015,847

Distributions to Shareholders:
Net Investment Income	-	-
Realized Gains	-	-
Total Distributions	-	-

Capital Share Transactions (Note 5)	(567,688)	(342,225)

Total Increase (Decrease)	(366,749)	673,622

Net Assets:
Beginning of Period	3,382,145	2,708,523

End of Period (Including Undistributed Net Investment Income of $0
and $0, respectively)	$ 3,015,396	$ 3,382,145

The accompanying notes are an integral part of these financial statements.

TANAKA Growth Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	For The Years Ended
	11/30/2010	11/30/2009	11/30/2008	11/30/2007	11/30/2006

Net Asset Value, at Beginning of Period	$ 11.19	$ 7.94	$ 16.26	$ 13.68	$ 12.67

Income From Investment Operations:
Net Investment Loss *	(0.22)	(0.13)	(0.22)	(0.28)	(0.24)
Net Gain/(Loss) on Securities (Realized and Unrealized)	0.85	3.38	(8.10)	2.86	1.25
Total from Investment Operations	0.63	3.25	(8.32)	2.58	1.01

Distributions	-	-	-	-	-

Net Asset Value, at End of Period	$ 11.82	$ 11.19	$ 7.94	$ 16.26	$ 13.68

Total Return **	5.63%	40.93%	(51.17)%	18.86%	7.97%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 3,015	$ 3,382	$ 2,709	$ 5,510	$ 4,965
Before Waivers
Ratio of Expenses to Average Net Assets	3.22%	3.38%	2.67%	2.47%	2.69%
Ratio of Net Investment Loss to Average Net Assets	(2.56)%	(2.39)%	(1.92)%	(1.87)%	(2.15)%
After Waivers
Ratio of Expenses to Average Net Assets	2.45%	2.45%	2.45%	2.45%	2.45%
Ratio of Net Investment Loss to Average Net Assets	(1.80)%	(1.46)%	(1.71)%	(1.85)%	(1.91)%
Portfolio Turnover	45.47%	16.46%	18.45%	21.87%	12.87%

* Per share net investment loss has been determined on the basis of average shares outstanding during the period.
** Assumes reinvestment of dividends, if any.
The accompanying notes are an integral part of these financial statements.

TANAKA GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

NOVEMBER 30, 2010

NOTE 1. ORGANIZATION

The TANAKA  Growth Fund (the "Fund") was  organized as a series of TANAKA Funds, Inc.,  a Maryland  corporation  (the  "Company")  on November 5, 1997;  the Fund commenced  operations  on December 30, 1998.  The Fund is registered under the

Investment Company Act of 1940, as amended, as a non-diversified open-end management investment company.  The Fund's investment objective is to provide growth of capital. The Investment Advisor of the Fund is Tanaka Capital Management, Inc. (the "Advisor").

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America.

Security  Valuation - Equity  securities are valued by using  market quotations,  but may be valued on the  basis of  prices  furnished  by a pricing service  when the  Advisor  believes  such  prices  accurately  reflect the fair market  value of such  securities.  Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price.  Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price.  When  market  quotations  are not readily available,  when the Advisor  determines that the market  quotation or the price provided by the pricing  service does not accurately  reflect the current market value  or  when  restricted  or  illiquid  securities  are  being  valued,  such securities  are  valued  as  determined  in  good  faith  by  the  Advisor,   in conformity with guidelines adopted by and subject to review of the Board.

Fixed income  securities  generally are valued by using market  quotations,  but may be valued on the basis of prices  furnished  by a pricing  service  when the Advisor  believes such prices  accurately  reflect the fair market value of such securities.  A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.  If the Advisor  decides that a price  provided by the pricing  service does not  accurately  reflect the fair market value of the  securities,  when prices are not readily  available  from a pricing  service,  or when  restricted or illiquid  securities are being valued, securities  are  valued  at  fair  value  as  determined  in good  faith  by the Advisor,  subject  to  review  of the  Board.  Short-term  investments  in fixed income  securities with maturities of less than 60 days when acquired,  or which subsequently  are within 60 days of maturity,  are valued by using the amortized cost method of valuation,  which the Board has  determined  will  represent fair value.

Fair Value Pricing – The Board of Directors has delegated to the Advisor responsibility for determining the value of the Fund’s portfolio securities under certain circumstances.  Under such circumstances, the Advisor will use its best efforts to arrive at the fair value of a security held by the Fund under all reasonably ascertainable facts and circumstances.  The Advisor must prepare a report for the Board not less than quarterly containing a complete listing of any securities for which fair value pricing was employed and detailing the specific reasons for such fair value pricing.  The Fund has adopted written policies and procedures to guide the Advisor with respect to the circumstances under which, and the methods to be used, in fair valuing securities.

The Fund invests the majority of its assets in frequently traded exchange listed securities of domestic issuers with relatively liquid markets and calculates its NAV as of the time those exchanges close.  However, the Fund may invest in securities on foreign exchanges or in illiquid or restricted securities.  Accordingly, there may be circumstances under which the Fund would hold a security that would need to be fair value priced.  Examples of when it would be likely that the Fund security would require fair value pricing include but are not limited to: if the exchange on which a portfolio security trades were to close early; if trading in a particular security were to be halted on an exchange and did not resume trading prior to calculation of NAV; if a significant event that materially affected the value of a security were to occur after the securities’ exchange had closed but before the Fund’s NAV had been calculated; and if a security that had a significant exposure to foreign operations was subject to a material event or occurrence in a foreign jurisdiction in which the company had significant operations.

When a security is fair value priced, it means that the Advisor is calculating the value of that security on a day and under circumstances where reliable pricing information from normal sources is not available.  Accordingly, there is always the possibility that the Advisor’s calculations concerning security value could be wrong, and as a result, the Fund’s NAV on that day could be higher or lower, depending on how the security was valued, than would otherwise be the case.

Following the calculation of security  values in terms of the currency in which the market  quotation used is expressed  ("local  currency"),  the pricing agent shall,  prior  to the  next  determination  of the  NAV  of the  Fund's  shares, calculate  these values in terms of U.S. dollars on the basis of the conversion of the local  currencies (if other than U.S. dollars) into U.S. dollars at the rates  of  exchange  prevailing  at the  valuation  time  as  determined  by the pricing agent.

Federal Income Taxes - There is no provision for federal income tax. The Fund intends to qualify each year as a "regulated investment company" under sub-chapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its taxable income to its shareholders.  Therefore, no federal tax provision is required.  If the required amount of net investment income is not distributed, the Fund could incur a tax expense.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

Security Transactions and Related Income - The Fund follows industry practice and records security transactions on the trade date.   The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income less foreign taxes withheld is  recorded  on  the ex-dividend   date  and  interest  income  is  recorded  on  an  accrual  basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

Dividends and Distributions - The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis.  The Fund intends to distribute its net realized long-term capital  gains and its net  realized  short term capital  gains at least once a year.  Distributions to shareholders which are determined in accordance with income tax regulations are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes.   These differences are caused by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes.  Where such differences are permanent in nature, they are reclassified  in the  components  of the net  assets  based  on  their  ultimate characterization  for federal  income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

Use of Estimates - The   preparation  of  financial   statements  in  conformity   with  accounting principles   generally  accepted  in  the  United  States  of   America requires management to make estimates and  assumptions  that affect the reported  amounts of assets and  liabilities  and disclosure of contingent  assets and liabilities at the date of the financial  statements  and the reported  amounts of increases and  decreases  in net  assets  from  operations  during the  reporting  period. Actual results could differ from those estimates.

Reclassifications:  The Fund has recorded a reclassification in the capital accounts. As of November 30, 2010, the Fund recorded permanent book/tax differences of $61,836 from net investment loss to paid-in capital. This reclassification has no impact on the net asset value of the Fund and is designed generally to present undistributed income and net realized gains on a tax basis, which is considered to be more informative to shareholders.

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund retains Tanaka Capital Management, Inc. (the "Advisor") to manage the Fund's investments and act as Administrator to the Fund.  The Advisor was organized as a Delaware corporation in 1986.  Graham Y. Tanaka, portfolio manager and President of the Advisor, is primarily responsible for the day-to-day management of the Fund's portfolio. Certain officers of the Advisor serve as director and officers of the Fund.

Under the terms of an Investment Advisory Agreement, (the "Agreement"), the Advisor manages the Fund's investments subject to approval of the Board.  As compensation  for its  management  services,  the Fund is  obligated  to pay the Advisor a fee computed  and accrued  daily and paid monthly at an annual rate of 1.00% of the  average  daily net assets of the Fund.  For the year ended November 30, 2010, the Advisor earned a fee of $34,200 from the Fund.  The Advisor  has  contractually  agreed to waive all or a portion of its  management fees and/or reimburse the Fund for the expenses  it incurs,  but only to the extent  necessary to maintain  total annual  operating  expenses at 2.45% of the average  daily net assets, through  November 30, 2010.  For the year ended November 30, 2010, the Advisor waived $25,924 of fees. The Advisor owes the Fund $9,661 for reimbursement of expenses at November 30, 2010. The Fund has agreed that any operating expenses of the Fund reimbursed or waived by the Advisor shall be repaid to the Advisor by the Fund in the first, second and third fiscal years following the year ending November 30, if the total expenses for the Fund for each such year or years, after giving effect to the repayment, do not exceed 2.45% of the average daily net assets (or any lower expense limitation or limitations to which the Advisor may agree). At November 30, 2010, amounts subject to future recoupment are as follows:

Fiscal Year Ended	Recoverable Through	Amount
November 30, 2008	November 30, 2011	$9,482
November 30, 2009	November 30, 2012	$26,889
November 30, 2010	November 30, 2013	$25,924

Under the terms of the Administrative Agreement, the Advisor will provide administrative services which are necessary for the day-to-day operations of the Fund.  As compensation for the administrative services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of .10% of the average daily net assets of the Fund.  For the year ended November 30, 2010, the Advisor earned a fee of $3,449 from the Fund.

The  Fund has  adopted  a plan  pursuant  to Rule  12b-1 under  the  Investment Company Act of 1940 for each class of shares  authorized  (each  such  plan,  a "Distribution  Plan"). The Fund is obligated to pay a fee computed and accrued daily at an annual rate of 0.25% of the average daily net assets. The 12b-1 fees are paid to securities dealers and other financial institutions and organizations as compensation for services in connection with sales of shares of the Fund. Total fees incurred under the Distribution Plan for the year ended November 30, 2010, were $8,621.  For the year ended November 30, 2010, the Advisor earned 12b-1 fees of $6,339 and $1,525 was due from the Fund.

NOTE 4. INVESTMENTS

For the year ended November 30, 2010, purchases and sales of investment securities, other than short-term investments and short-term government investments were as follows:

Amount
Purchases	$1,496,613
Sales	$1,893,790

NOTE 5. CAPITAL SHARES

The Company is authorized to issue up to 250,000,000 shares of common stock, par value $0.01 per share, of which it currently has allocated 150,000,000 shares to the Fund.  Par value and paid in capital at November 30, 2010, was $3,036,902. Capital share transactions for the year ended November 30, 2010, and the year ended November 30, 2009, respectively, were as follows:

	Year Ended 11/30/10		Year Ended 11/30/09
	Shares	$ Amount	Shares	$ Amount
Shares sold	6,026	$ 70,520	26,868	$ 288,461
Shares issued in reinvestment of distributions	0	0	0	0
Shares redeemed	(53,312)	(638,208)	(65,734)	(630,686)
Net increase (decrease)	(47,286)	$(567,688)	(38,866)	$(342,225)

Shareholders will be subject to a Redemption Fee on redemptions and exchanges equal to 2.00% of the net asset value of Fund shares redeemed within 5 days after their purchase.  For the year ended November 30, 2010, no redemption fees were collected by the Fund from shareholder transactions.

NOTE 6.   TAX MATTERS

As of November 30, 2010, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

Undistributed ordinary income

$                 -

Capital loss carry-forwards expiring:  11/30/2011

($   271,155)

       11/30/2012

(344,034)

($   615,189)

Post-October capital loss deferrals

between realized 11/1/10 and 11/30/2010*

($   110,693)

Gross unrealized appreciation on investment securities

  $   1,007,700

Gross unrealized depreciation on investment securities                            (414,017)

Net unrealized appreciation on investment securities

 $      593,683

Tax Cost of investment securities

$   2,418,388

*These deferrals are considered incurred in the subsequent year.

+ The capital loss carry-forwards will be used to offset any capital gains realized by the Fund in future years through the expiration date. The Fund will not make distributions from capital gains while a capital loss carry-forward remains.

The Fund had a capital loss carry-forward in the amount of $289,224 that expired at November 30, 2010.  The Fund recorded a reclassification from accumulated net realized losses to paid-in-capital in this amount.

NOTE 7.   BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under section 2 (a) (9) of the Investment Company Act of 1940, as amended.  As of November 30, 2010, Graham Tanaka, Chairman, CEO and President of the Fund, owned and/or controlled accounts representing approximately 28% of the Fund.

NOTE 8.  SUBSEQUENT EVENTS

On December 23, 2010, the shareholders of the Embarcadero Absolute Return Fund and the Embarcadero Market Neutral Fund, collectively “Embarcadero Funds”, each a separate series of Embarcadero Funds, Inc., voted to approve a Plan of Reorganization wherein the Fund would acquire the assets and liabilities of each Embarcadero Fund in exchange for an equal value of shares of the Fund.  The result of the Reorganization is that the Embarcadero Funds shareholders are now shareholders of the Fund, and the assets of the Embarcadero Funds are now assets of the Tanaka Growth Fund.  The Reorganization closed on January 25, 2011.  At the time of the closing, the Fund acquired approximately $10,689,095 in assets and gained approximately 4,779 new shareholder accounts.

NOTE 9.  NEW ACCOUNTING PRONOUNCEMENT

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.”  ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements.  Certain disclosures required by ASU No. 2010-06 are effective for interim and annual periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years.  Management is currently evaluating the impact ASU No. 2010-06 will have on the Fund’s financial statement disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and

Board of Directors of

TANAKA Funds, Inc.

We have audited the accompanying statement of assets and liabilities of the TANAKA Growth Fund (the Fund), a series of the TANAKA Funds, Inc., including the schedule of investments, as of November 30, 2010 and the related statement of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities and cash owned as of November 30, 2010, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the TANAKA Growth Fund as of November 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania

January 25, 2011

TANAKA Growth Fund
Expense Illustration
November 30, 2010 (Unaudited)

Expense Example

As a shareholder of the TANAKA Growth Fund, you incur ongoing costs which typically consist of management fees;

distribution and service (12b-1) fees; transaction fees such as redemption fees and ongoing costs; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, June 1, 2010 through November 30, 2010.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period *
	June 1, 2010	November 30, 2010	June 1,2010 to November 30,2010

Actual	$1,000.00	$981.73	$12.17
Hypothetical (5% Annual
Return before expenses)	$1,000.00	$1,012.78	$12.36

* Expenses are equal to the Fund's annualized expense ratio of 2.45%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

TANAKA GROWTH FUND

DIRECTORS AND OFFICERS

NOVEMBER 30, 2010 (UNAUDITED)

Each Director serves until the next annual meeting of shareholders or until his successor is duly elected. The Fund is not in a family of funds or a fund complex, and the only fund overseen by the Board is the Fund. The address of each Director and Officer is c/o Tanaka Capital Management, Inc., 369 Lexington Avenue, New York, New York 10017.

The following table provides information regarding each Director who is not an interested person of the Company, as defined in the 1940 Act.

Name (Age)	Position(s) Held with Company (Length of Time Served)	Principal Occupations During Past 5 Years	Other Directorships Held by Director
David M. Fox (62)	Director (since 1997)	President and CEO of David Fox & Associates, a television programming sales firm, since 2001.	None
Thomas R. Schwarz (74)	Director (since 1997)	Retired	TransAct Technologies, Inc.
Michael E. Nelson (49)	Director (since 2007)	Senior Associate, CB Richard Ellis; Treasurer, Greenwich Audubon Society; Member, Real Estate Finance Association of Fairfield County; Member, Building Owners and Managers Association.	None

The following table provides information regarding each Director who is an interested person of the Company, as defined in the 1940 Act, and each officer of the Company.

Name (Age)	Position(s) Held with Company (Length of Time Served)	Principal Occupations During Past 5 Years	Other Directorships Held by Director
Graham Y. Tanaka (62) *	Chairman, CEO and President (since 1997)	President of Tanaka Capital Management, Inc. since 1986.	TransAct Technologies, Inc.
Samuel Morrow (26)	Treasurer, Secretary, CFO and CCO (since 2007)	Analyst at Tanaka Capital Management, Inc. since 2006.	None

* “Interested person”, as defined in the 1940 Act, of the Fund because of the affiliation with Tanaka Capital Management, Inc.

The Directors were paid no fees for the year ended November 30, 2010.

TANAKA GROWTH FUND

ADDITIONAL INFORMATION

AS OF NOVEMBER 30, 2010 (UNAUDITED)

INVESTMENT ADVISORY AGREEMENT RENEWAL

At a regular meeting of the Fund’s Board of Directors held on December 10, 2010 the Board considered the renewal of the Investment Advisory Agreement between the Fund and Tanaka Capital Management, Inc. (the "IA Agreement"), which was due to expire on December 14, 2010.  The Board began its review of the IA Agreement and discussed the Board's responsibilities and considerations when reviewing the Agreement.  Legal counsel advised the Board that there are five factors set forth by the SEC as minimum considerations, each of which must be visited when considering the renewal of the IA Agreement.  Legal counsel guided the Board through each consideration, including: (1) the nature, extent, and quality of the services to be provided by the investment advisor; (2) the investment performance of the fund and the investment advisor; (3) the costs of the services to be provided and profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and (5) whether fee levels reflect these economies of scale for the benefit of fund investors.

In addition to the five factors discussed above, and to further assist the Board in making its determination as to whether the IA Agreement should be renewed, the Board had requested and received the following information: a description of the Advisor's business and any personnel changes, the Code of Ethics and insider trading policy, and a description of any material legal proceedings or securities enforcement proceedings regarding the Advisor and sub-advisors and their personnel. In addition, the Board requested and received financial statements from the relevant periods, a description of the compensation received by the Advisor from the Fund both as aggregate and in relation to fees charged by other advisors to similar funds, information relating to the Advisor's policies and procedures regarding best execution, trade allocation, and soft dollar arrangements.  The materials prepared by the Advisor were provided to the Directors in advance of the meeting.

The Board considered the fees charged by the Advisor in light of the services provided to the Fund by the Advisor.  After full review of the materials presented and careful consideration, the Board, with the independent Directors separately concurring, agreed that the fees charged by the Advisor were fair and reasonable in light of the services provided to the Fund.

The Board then discussed the nature, extent and quality of the Advisor's services to the Fund.  In particular, the Board noted with approval the Advisor's commitment to maintaining certain targeted expense ratios for the Fund, its efforts in providing comprehensive and consistent investment management to the Fund, and its efforts to maintain ongoing regulatory compliance for the Fund.  The Board noted for the record that it reviewed, on a quarterly basis, performance and management reports relating to the Fund, and those prior reviews were incorporated into the Board's current considerations.

The Board discussed the Advisors current fee structure and whether such structure would allow the Fund to realize economies of scale as they grow.  The Board noted that the Advisor had been subsidizing the Fund's operations since its inception and that the Advisor had a contractual right to recover certain of those expenses before the overall fund expense ratios would decrease.  Accordingly, it would be premature of the Board to consider economies of scale.

The Board next considered the investment performance of the Fund and the Advisor's performance.  The Board generally approved of the Fund's performance.  The Board noted with approval the Advisor's ongoing efforts to maintain such consistent investment discipline.  The Board also noted with approval that although the Adviser's business was not devoted exclusively to serving the Fund, the Advisor did not appear to realize any extraordinary ancillary benefits or profits deriving from its relationship with the Fund.

After full discussion and consideration, and being no further questions or comments from the Board, and upon motion made, seconded and unanimously approved, with the Independent Directors separately approving, the renewal of the IA Agreement for another year.

The Fund’s Statement of Additional Information (SAI) includes additional information about the trustees and is available, without charge, upon request. You may call toll-free 1-877-4TANAKA to request a copy of the SAI or to make shareholder inquiries.

PROXY VOTING AND QUARTERLY PORTFOLIO SCHEDULE

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12 month period ended June 30, are available without charge upon request (1) by calling the Fund at 1-877-4TANAKA and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on February 28 and August 31.  The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-877-4TANAKA.

DIRECTORS

Graham Y. Tanaka

David M. Fox

Thomas R. Schwarz

Michael E. Nelson

OFFICERS

Graham Y. Tanaka, Chairman and President

Samuel Morrow, Treasurer, Secretary, CFO, and Chief Compliance Officer

INVESTMENT ADVISOR

Tanaka Capital Management, Inc.

369 Lexington Avenue

New York, NY 10017

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Sanville & Company

1514 Old York Road

Abington, PA 19001

LEGAL COUNSEL

David Jones & Associates, P.C.

395 Sawdust Rd., Suite 2148

The Woodlands, TX 77380

CUSTODIAN

Huntington National Bank

41 South Street

Columbus, OH 43125

TRANSFER AGENT

AND FUND ACCOUNTANT

Mutual Shareholder Services, LLC.

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

The Fund’s Statement of Additional Information includes additional information about the Fund and is available upon request at no charge by calling the Fund.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  A copy of registrant’s code of ethics will be provided to any person who requests it, without charge.  To receive a copy of the registrant's code of ethics, write to the Fund at Tanaka Funds, Inc., 369 Lexington Avenue, 20th Floor, New York, NY  10017.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by this report, the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that Mr. David Fox is an audit committee financial expert.  Mr. David Fox is independent for purposes of this Item 3.  He has acquired his attributes through education and experience.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees.  The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $11,000 and $11,000 with respect to the registrant’s fiscal years ended November 30, 2010 and November 30, 2009, respectively.

(b)

Audit-Related Fees.  No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)

Tax Fees.  The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $1,500 and $1,500 with respect to the registrant’s fiscal years ended November 30, 2010 and November 30, 2009, respectively.  The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

(d)

All Other Fees.  No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)

The Audit Committee of Tanaka Funds, Inc.(the "Fund") is charged with the responsibility to monitor the independence of the Fund's independent accountants.  As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm's engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant's independence. The Committee's evaluation will be based on:

>   a review of the nature of the professional services expected to be provided,

>   review of the safeguards put into place by the accounting firm to safeguard independence, and

>   periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES PROVIDED TO THE FUNDS

On an annual basis, the scope of audits for the Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund's independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent  accountants.  Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor's independence.  The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chairman pursuant to authority delegated in this Policy.

The categories of services enumerated under "Audit Services", "Audit-related Services", and "Tax Services" are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chairman) would expect upon the presentation of specific proposals to pre-approve.  The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services which the Committee (or the Committee Chairman) would consider for pre-approval.

AUDIT SERVICES

The following categories of audit services are considered to be consistent with the role of the Fund's independent accountants:

>   Annual Fund financial statement audits

>   SEC and regulatory filings and consents

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Fund's independent accountants:

>   Accounting consultations

>   Agreed upon procedure reports

>   Attestation reports

>   Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chairman (or any other Committee member on whom this responsibility has been delegated).

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Fund's independent accountants:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; an

Sales and use tax compliance

Timely RIC qualification reviews

Tax distribution analysis and planning

Accounting methods studies

Tax consulting services and related projects

The Fund’s independent accountants do not perform individual tax services for management individuals of the Fund.  Other permitted services are subject to an Audit Committee pre-approval process.

OTHER NON-AUDIT SERVICES

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy.  Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

PROSCRIBED SERVICES

The Fund's independent accountants will NOT render services in the following categories of non-audit services:

>   Bookkeeping or other services related to the accounting records or financial statements of the Fund

>   Financial information systems design and implementation

>   Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

>   Actuarial services

>   Internal audit outsourcing services

>   Management functions or human resources

>   Broker or dealer, investment adviser, or investment banking services

>   Legal services and expert services unrelated to the audit

> Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)

With respect to the fiscal years ended November 30, 2010 and November 30, 2009, aggregate non-audit fees of $1,500 and $1,500, respectively, were billed by the registrant’s accountant for services rendered to the registrant.  With respect to the fiscal years ended November 30, 2010 and November 30, 2009, the registrant’s accountant did not render any services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	Not applicable.

Item 5.

Audit Committee of Listed Companies.

Not Applicable.

Item 6.

Schedule of Investments.

(a)

Not applicable.  [schedule filed with Item 1]

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.

Purchase of Equity Securities By Closed End Management Investment Company and Affiliates.

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders.

The registrant does not have specific procedures in place to consider nominees recommended by shareholders, but would consider such nominees if submitted in accordance with Rule 14a-8 under the Securities Exchange Act of 1934 in conjunction with a shareholder meeting to consider the election of trustees.

Item 11.

Controls and Procedures.

(a)

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.

Exhibits.

(a)(2)

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)

Not applicable.

(b)

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Tanaka Funds, Inc.

By /s/Graham Tanaka

*Graham Tanaka

President

(principal executive officer)

Date: February 1, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Graham Tanaka

*Graham Tanaka

President

(principal executive officer)

Date: February 1, 2011

By /s/Samuel Morrow

*Samuel Morrow

Treasurer

(principal financial officer)

Date: February 1, 2011

* Print the name and title of each signing officer under his or her signature.